UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: November 19, 2009

(Date of earliest event reported)

QUEST RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	0-17371 (Commission File Number)	90-0196936 (I.R.S. Employer Identification Number)

210 Park Avenue, Suite 2750

Oklahoma City, Oklahoma 73102

(Address of principal executive offices, including zip code)

(405) 600-7704

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 20, 2009, Quest Cherokee, LLC (“Quest Cherokee”), Quest Energy Partners, L.P. (the “Partnership”), Quest Cherokee Oilfield Service, LLC (“QCOS”) and STP Newco, Inc. ("STP") signed a Sixth Amendment to Second Lien Senior Term Loan Agreement (the “Sixth Amendment”) to extend the maturity date of the Second Lien Senior Term Loan Agreement, as amended, from November 20, 2009 to December 7, 2009. The Sixth Amendment is among Quest Cherokee, as borrower, the Partnership, QCOS, and STP, as guarantors, Royal Bank of Canada ("RBC"), as administrative agent and collateral agent, KeyBank National Association, as syndication agent, Société Générale, as documentation agent, and the lenders party thereto. The effective date of the Sixth Amendment is November 23, 2009.

The summary of the Sixth Amendment does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Sixth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

On November 19, 2009, Quest Cherokee received notice from RBC, as administrative agent under the Quest Cherokee Credit Agreement, that the borrowing base under the Quest Cherokee Credit Agreement had been reduced from $160 million to $136.9 million, which resulted in the outstanding borrowings under the Quest Cherokee Credit Agreement exceeding the new borrowing base by $23.1 million (the "Borrowing Base Deficiency”). Under the terms of the Quest Cherokee Credit Agreement, Quest Cherokee must notify RBC by December 19, 2009 whether it elects to (i) repay the Borrowing Base Deficiency within 30 days of such election, (ii) repay the Borrowing Base Deficiency in four equal monthly installments of $5.8 million or (iii) pledge additional oil and gas properties as collateral for the Quest Cherokee Credit Agreement to eliminate the Borrowing Base Deficiency.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1

Sixth Amendment to Second Lien Senior Term Loan Agreement, dated as of November 20, 2009, by and among Quest Cherokee, LLC, Quest Energy Partners, L.P., Quest Cherokee Oilfield Service, LLC, STP Newco, Inc., Royal Bank of Canada, KeyBank National Association, Société Générale and the Lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST RESOURCE CORPORATION

/s/ Jack T. Collins
By:	Jack T. Collins, Executive Vice President, Finance/Corporate Development

Date: November 25, 2009